UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2023, the 2023 Annual Meeting of Shareholders of Berkshire Hills Bancorp, Inc. (the “Company”) was duly held as a virtual meeting, at www.virtualshareholdermeeting.com/BHLB2023, at 10:00 a.m., Eastern time (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2023.

At the Annual Meeting, 41,325,825 shares of the Company’s common stock were present or represented by proxy, constituting a quorum of the 44,428,409 outstanding shares eligible to vote for the transaction of business. All proposals were approved and the final results of the shareholder votes are shown below. The Company invited questions from shareholders and none were forthcoming. There was no other business transacted at the Annual Meeting. In the meeting, the Company’s Chief Executive Officer, Nitin Mhatre, commented on the Company’s recent results, the current banking environment, and the prospects for business opportunities emerging for the Company.

Proposal 1 – Election of Directors

The shareholders elected each nominee to serve as a director of the Company for a term of one year. The results of the shareholder vote on Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
Baye Adofo-Wilson	36,264,234	427,839	4,633,752
David M. Brunelle	36,084,216	607,857	4,633,752
Nina A. Charnley	36,389,010	303,063	4,633,752
Mihir A. Desai	36,389,277	302,796	4,633,752
William H. Hughes III	36,324,774	367,299	4,633,752
Jeffrey W. Kip	36,265,006	427,067	4,633,752
Sylvia Maxfield	36,268,221	423,852	4,633,752
Nitin J. Mhatre	36,318,352	373,721	4,633,752
Laurie Norton Moffatt	36,108,319	583,754	4,633,752
Karyn Polito	36,416,653	275,420	4,633,752
Eric S. Rosengren	36,389,894	302,179	4,633,752
Michael A. Zaitzeff	36,354,768	337,305	4,633,752

Proposal 2 – An advisory vote on the Company’s executive compensation practices

The shareholders gave advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the shareholder vote on Proposal 2 were as follows:

For	Against	Abstain	Broker-Non Votes
35,870,276	635,899	185,898	4,633,752

Proposal 3 – Ratification of the appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The results of the shareholder vote on Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
40,972,415	237,802	115,608	—

Proposal 4 – An advisory vote on the frequency of shareholder votes on the Company’s executive compensation

The shareholders voted, on a non-binding, advisory basis, on the frequency of future shareholder votes on the Company’s executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
33,376,723	42,666	3,227,967	44,717	4,633,752

In light of the results of the vote on Proposal 4, the Company has determined to hold an annual advisory, non-binding vote on its executive compensation.

Item 8.01	Other Events

On May 19, 2023, the Company issued a news release announcing the results of the Annual Meeting. A copy of the news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

	Exhibit No.	Description

	99.1	News Release dated May 19, 2023
	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

DATE: May 19, 2023	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott
Senior Executive Vice President, General Counsel and Corporate Secretary